KEMPER
QUANTITATIVE
EQUITY FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

Seeking growth of capital and reduction of risk


                     " . . .    Any little thing ... could
                 have sent stock prices plummeting as momentum
               investors headed for the exits. This created some
                             opportunities for us."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
18
Financial Highlights


AT A GLANCE
-------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                      [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                   7.99%
CLASS B                   7.49%
CLASS C                   7.49%
LIPPER GROWTH
FUNDS CATEGORY
 AVERAGE*                 8.36%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                5/31/97   11/30/96
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS A                    $11.80     $11.12
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS B                    $11.66     $11.04
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS C                    $11.67     $11.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                        CLASS A               CLASS B           CLASS C
--------------------------------------------------------------------------------
  1-YEAR           #362 OF 750 FUNDS    #403 OF 750 FUNDS    #405 OF 750 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, THE KEMPER QUANTITATIVE EQUITY FUND MADE THE FOLLOWING
DISTRIBUTIONS:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN                   $  0.19   $  0.19   $  0.19
--------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

TERMS TO KNOW

KEMPER FUND'S STYLE

                                        MORNINGSTAR EQUITY STYLE BOX

Style                                   Source: Morningstar, Inc., Chicago, IL
Value    Blend    Growth     Size       (312) 696-6000. (Morningstar Style Box
                                        is based on a portfolio date as of May
/ /       /X/      / /    Large         31, 1997.) The Equity Style Box
/ /       / /      / /    Medium        placement is based on a fund's
/ /       / /      / /    Small         price-to-earnings and price-to-book
                                        ratio relative to the S&P 500, as well
                                        as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

FUNDAMENTAL RESEARCH This research includes analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price. INTRINSIC VALUE Valuation determined by applying data inputs to a valuation theory or model. The resulting value is compared to the prevailing market price.

NETWORK A set of computers connected to allow them to share information. A local area network (LAN) connects computers physically near each other. A wide area network (WAN) is a set of computers separated by a distance, such as the worldwide airline reservation system. The Internet is a series of interconnected wide area networks.

QUANTITATIVE ANALYSIS Research based on measurable factors, versus qualitative considerations such as the character of management or the state of employee morale. Examples of quantitative analysis include the value of assets; the cost of capital; the historical and projected patterns of sales, costs and profitability; and a wide range of considerations in the areas of economics.



2

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[BUKOWSKI PHOTO]

DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT AND DIRECTOR OF QUANTITATIVE RESEARCH FOR ZURICH KEMPER INVESTMENTS, INC. (ZKI). BUKOWSKI ALSO MANAGES KEMPER QUANTITATIVE EQUITY FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A MARKET WHERE INVESTORS APPEARED WILLING TO PAY ANY PRICE FOR LARGE COMPANY GROWTH STOCKS, THE FUND PERFORMED IN LINE WITH ITS GROWTH FUND PEER GROUP.


Q    DAN, COULD YOU GIVE US AN OVERVIEW OF THE FUND'S PERFORMANCE OVER THE LAST
SIX MONTHS?


A    Certainly. For the six-month period ended May 31, 1997, the fund's total return was 7.99% for Class A shares unadjusted for sales charge. For comparison, the average growth fund was up 8.36%, as measured by the Lipper growth funds category average. Large-cap growth stocks -- our area of emphasis -- gained 12.70% as measured by the Russell 1000 Growth Index. Over the period, the largest companies tended to be the best performers, a fact reflected in the Russell Index's returns. Because the Index is market-cap weighted -- meaning that the performance of larger companies counts more than that of smaller companies -- it outgained most growth funds, including ours.

Q    WHY HAVE BIG COMPANY STOCKS TENDED TO OUTPERFORM?


A    There have been a couple of reasons. First, earnings of blue chip companies have remained strong, and in fact have often surprised on the upside. Second, and more importantly, the moderate rise in interest rates over the last several months has prompted investors to wonder whether the stock market rally can sustain its torrid pace. During times of uncertainty, the stocks of large companies tend to outperform small company stocks because they are considered more reliable performers should the economy slow or earnings growth diminish.


Q    KEMPER QUANTITATIVE EQUITY FUND TENDS TO CONCENTRATE ON LARGE GROWTH
COMPANIES, YET ITS RETURN FOR THE LAST SIX MONTHS WAS ABOUT AVERAGE FOR ITS PEER GROUP. HAS SOMETHING IMPEDED ITS PERFORMANCE?


A    We haven't been able to outpace our peer group during the first part of the year primarily because our style of investing -- "growth at the right price" -- has been out of favor. An apt description of the current trend might be "growth at ANY price." Investors have been focusing on a very concentrated group of stocks: large, multinational companies with strong brands such as Coke, Proctor & Gamble, and General Electric. People seem willing to pay any amount to own these stocks. This demand stems largely from investors looking to capitalize on the improving economic environment overseas. To gain exposure to foreign markets, they're choosing a few big, established, domestic companies with which they're comfortable. The result has been powerful price gains on a few selected stocks.

     To us, this trend is reminiscent of the so-called "Nifty 50" stocks of the early 70s. Those were also big, consumer-product companies with strong brand names that people thought would just keep

PERFORMANCE UPDATE



growing unabated. Like today's favored companies, "Nifty 50" stocks sold at exorbitant multiples. Of course, in the ensuing bear market of 1973-74, the highest flying stocks suffered the steepest declines.

     For our part, we believe these stocks are just too expensive and we see far more downside than upside to them at this point. But investors have continued to bid them up regardless. It's been somewhat frustrating for us, because we can own large-cap stocks with good valuations and still trail the broad market averages.


Q    DO YOU THINK THIS "GROWTH AT ANY PRICE" TREND WILL CONTINUE FOR VERY LONG?


A    Actually, the advance has started to broaden of late. Smaller company stocks have started to come around, and technology stocks led the market in May. Historically, the market has tended to recognize value, so we plan to stay disciplined and stick to our guns. The worst thing we could do is to change our approach and buy "Nifty 50"-type stocks at the top and then get whipsawed.


Q    WHAT STRATEGIES HAVE YOU USED TO MANAGE THE FUND IN THIS MARKET?


A    Our strategy has always been one of "bottom-up" stock picking -- rather than trying to predict broad market moves, we looked for individual stocks that offered multinational exposure but are selling at what we believe were attractive values. Such stocks include tobacco firms, which have been volatile but have done well on news of a compromise agreement with federal health officials. Also, technology stocks rebounded strongly after a difficult first quarter in 1997.

     Overall, we've just tried to be patient and use our quantitative models to find stocks that we think will perform well when investors decide they don't want to pay 30 times 1997 earnings for a stock.


Q    ANY EXAMPLES OF YOUR QUANTITATIVE APPROACH IN ACTION?


A    The performance of technology stocks in the first quarter has been a textbook case of investor emotion run amok. The stocks of technology companies are often more sensitive to rising rates than those of other companies, since they tend to borrow to help finance new ventures and products. When interest rates rise, borrowing becomes more expensive, which may potentially cut into profits. So as interest rates edged up through the last six months, investors became concerned that earnings for technology companies might not be up to expectations.

     Also, the cyclical nature of tech stocks makes them a magnet for timers and momentum players -- that is, investors who look to jump into a sector when it's heating up, and who bail out at the first sign of trouble. Many tech companies have been growing earnings around 30 percent per year, which has been factored into their prices. Any little thing -- interest rate tremors, a two-cent shortfall in earnings, or an outlook from management that wasn't as rosy as analysts expected -- could have sent stock prices plummeting as momentum investors headed for the exits.

     This created some opportunities for us. Despite the beating these stocks took, we viewed their problems as short-term -- these firms are creating the technological foundation for the future of health care, entertainment and global communication -- the demand for their services is not going away. Plus, these companies continue to grow much faster than the market as a whole. Once people realized that these firms weren't about to suddenly go out of business, prices bounced back nicely.

     We bought a few hard-disk drive manufacturers. There is still a lot of strength in personal computers, and while the growth rates of disk-drive manufacturers have abated somewhat as they've matured and competition has become stronger, their growth rates are still attractive based on the fundamentals.

PERFORMANCE UPDATE


Q    ANY STRATEGIES THAT DIDN'T WORK OUT AS WELL AS YOU'D HOPED?


A    We would have liked to have committed more to the big consumer non-durable companies, but they've just been too expensive for our taste. We misjudged the market's appetite for them, but trying to capture what the market likes isn't our game. Our philosophy is to look at the numbers. And the numbers for the select stocks that have driven the Dow and the Standard & Poor's 500 Stock Index (S&P 500) to all-time highs suggest to us that there is currently more risk than return potential in those companies.


Q    WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?


A    Overall, the outlook for stocks in general appears good. The most important factors remain positive: solid but not raging economic growth, subdued inflation, and a relatively benign global climate for interest rates.

     In addition, the market has experienced an extended rally over the last three years or so. At some point, we believe people are going to look for more upside potential for their investment dollar. Once that happens, we may see more volatility in the market averages, but improved performance from the better-valued stocks that we emphasize. Regardless, we'll continue to apply our quantitative, "growth at the right price" philosophy, and seek large company growth stocks that offer an attractive combination of attractive return potential with relatively low risk.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Quantitative Equity Fund represented on May 31, 1997, and November 30, 1996.

                      [SIX MONTH COMPARISON BAR GRAPH]


                             KEMPER QUANTITATIVE          KEMPER QUANTITATIVE
                            EQUITY FUND ON 5/31/97      EQUITY FUND ON 11/30/96
TECHNOLOGY                        36.0%                          24.2%

CONSUMER NON-DURABLES             24.0%                          31.3%

HEALTH CARE                       15.0%                          13.1%

FINANCE                           13.8%                           9.3%

CAPITAL GOODS                      6.9%                           4.9%

CONSUMER DURABLES                  4.3%                           5.0%

BASIC INDUSTRIES                   0.0%                           1.7%

UTILITIES                          0.0%                           5.4%

ENERGY                             0.0%                           3.6%

TRANSPORTATION                     0.0%                           1.5%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Quantitative Equity Fund represented on May 31, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                         [RUSSELL COMPARISON BAR GRAPH]

                             KEMPER QUANTITATIVE            RUSSELL 1000
                            EQUITY FUND ON 5/31/97      GROWTH INDEX ON 5/31/97
TECHNOLOGY                       36.0%                          22.8%

CONSUMER NON-DURABLES            24.0%                          34.0%

HEALTH CARE                      15.0%                          18.8%

FINANCE                          13.8%                           5.0%

CAPITAL GOODS                     6.9%                           9.9%

CONSUMER DURABLES                 4.3%                           0.5%

BASIC INDUSTRIES                  0.0%                           3.2%

UTILITIES                         0.0%                           3.1%

ENERGY                            0.0%                           2.4%

TRANSPORTATION                    0.0%                           0.3%


* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 27.7% OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1997

-----------------------------------------------------------------------------------------------------
HOLDINGS                                                                                     PERCENT
-----------------------------------------------------------------------------------------------------

1.          INTEL                        Engaged in the design, development, manufacture and     4.2%
                                         sale of advanced microcomputer components, such as
                                         integrated circuits and other related products.
-----------------------------------------------------------------------------------------------------
2.          COMPAQ                       Designs, develops, manufactures and markets personal    3.7%
            COMPUTER                     computers for business and professional users.
-----------------------------------------------------------------------------------------------------
3.          PHILIP MORRIS                Largest cigarette maker in the U.S., and through its    3.6%
                                         Miller Brewing subsidiary, also the country's
                                         second-largest brewer. This company is also a major
                                         branded food producer through its Kraft Foods
                                         subsidiary.
-----------------------------------------------------------------------------------------------------
4.          CISCO SYSTEMS                The largest, most comprehensive supplier of routing     2.8%
                                         software and related systems that direct the flow of
                                         data between local area networks, this company is a
                                         play on the explosive growth of the Internet.
-----------------------------------------------------------------------------------------------------
5.          UST                          Manufactures and sells moist snuff, wine and other      2.6%
                                         products.
-----------------------------------------------------------------------------------------------------
6.          MEDTRONIC                    Developer, manufacturer and marketer of therapeutic     2.3%
                                         medical devices designed to improve cardiovascular
                                         and neurological health.
-----------------------------------------------------------------------------------------------------
7.          U.S. ROBOTICS                Designs, markets and supports high performance data     2.3%
                                         communications products and systems targeted to
                                         business and professional users. Product line
                                         includes dial-up modems, network management systems
                                         and data communications software.

-----------------------------------------------------------------------------------------------------
8.          AMGEN                        A global biotechnology company that discovers,          2.2%
                                         develops, manufactures and markets human
                                         therapeutics based on advanced cellular and
                                         molecular biology.
-----------------------------------------------------------------------------------------------------
9.          HOME DEPOT                   Operates retail "warehouse" stores that sell            2.0%
                                         building materials and home improvement products to
                                         homeowners and remodelers.
-----------------------------------------------------------------------------------------------------
10.         NOVARTIS                     Created by the merger of Ciba and Sandoz, Novartis      2.0%
                                         is a leader in life sciences with core business in
                                         pharmaceuticals, agribusiness and nutrition.
-----------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                                   NUMBER OF
                                                                                                 SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.9%                         General Electric Co.                                  2,400   $  145,000
                                            B.F. Goodrich Co.                                     2,000       86,000
                                         (a)USA Waste Services                                    2,800      101,000
                                         (a)U.S. Filter Corp.                                     4,600      145,000
                                         (a)United Waste Systems                                  1,400       54,000
                                            -------------------------------------------------------------------------
                                                                                                             531,000
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--8.5%                     (a)Ascend Communications, Inc.                           2,000      112,000
                                         (a)Cisco Systems                                         3,200      217,000
                                         (a)3Com Corp.                                            2,900      141,000
                                         (a)U.S. Robotics                                         2,100      176,000
                                            -------------------------------------------------------------------------
                                                                                                             646,000
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.0%                (a)AutoZone                                              2,600       61,000
                                         (a)Boston Market                                         4,400       79,000
                                            Brunswick Corp.                                       4,000      122,000
                                            Carnival Corp.                                        3,800      144,000
                                         (a)Consolidated Stores Corp.                             3,200      122,000
                                         (a)Tommy Hilfiger Corp.                                  3,400      151,000
                                            Home Depot                                            2,500      158,000
                                            NIKE                                                  2,600      148,000
                                            Sears, Roebuck & Co.                                  1,700       84,000
                                            -------------------------------------------------------------------------
                                                                                                           1,069,000
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.3%                     Heilig-Meyers                                         7,000      115,000
                                         (a)Lear Corp.                                            1,400       54,000
                                            Leggett & Platt Inc.                                  2,000       75,000
                                            Magna International Inc., "A"                         1,500       81,000
                                            -------------------------------------------------------------------------
                                                                                                             325,000
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.0%                     American Greetings Corp.                              4,500      154,000
                                            Walt Disney Co.                                       1,600      131,000
                                            Philip Morris Companies                               6,300      277,000
                                            UST, Inc.                                             7,100      202,000
                                            -------------------------------------------------------------------------
                                                                                                             764,000
---------------------------------------------------------------------------------------------------------------------
FINANCE--13.8%                              American General Corp.                                2,000       89,000
                                            BB & T Corp.                                          1,500       60,000
                                            Banc One Corp.                                        1,000       43,000
                                            Bear Stearns Companies                                2,600       84,000
                                            A.G. Edwards & Sons                                   2,000       74,000
                                            Federal National Mortgage Association                 3,100      135,000
                                            First Bank System                                       700       57,000
                                            First Chicago NBD Corp.                               1,500       89,000
                                            ITT Hartford Group                                      700       55,000
                                            Jefferson-Pilot Corp.                                 1,200       76,000
                                            MGIC Investment Corp.                                   900       80,000
                                            Merrill Lynch & Co.                                     600       64,000
                                            NationsBank                                           1,500       88,000
                                            Republic NY Corp.                                       300       30,000
                                            Torchmark Corp.                                         500       33,000
                                            -------------------------------------------------------------------------
                                                                                                           1,057,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--15.0%                          American Home Products Corp.                          2,000   $  153,000
                                            Astra AB, ADR                                         8,267      135,000
                                         (a)Biogen                                                4,700      156,000
                                         (a)HealthCare COMPARE Corp.                              3,000      148,000
                                            Mallinckrodt Group                                    2,100       78,000
                                            Medtronic, Inc.                                       2,400      178,000
                                            Merck & Co.                                           1,600      144,000
                                            Novartis, ADR                                         2,300      157,000
                                            ------------------------------------------------------------------------
                                                                                                           1,149,000
--------------------------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--7.9%                 (a)Compaq Computer Corp.                                 2,600      281,000
                                         (a)Gateway 2000                                          1,400       93,000
                                         (a)Quantum Corp.                                         2,600      101,000
                                         (a)Seagate Technology                                    1,000       41,000
                                         (a)Western Digital Corp.                                 1,600       87,000
                                            ------------------------------------------------------------------------
                                                                                                             603,000
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--19.6%                           Amgen Inc.                                            2,500      167,000
                                         (a)Applied Materials, Inc.                               2,200      144,000
                                         (a)Atmel Corp.                                           4,400      127,000
                                         (a)Ceridian Corp.                                        2,500       92,000
                                            Computer Associates International                     1,700       93,000
                                            Hewlett-Packard                                       1,500       77,000
                                            Intel Corp.                                           2,100      318,000
                                         (a)Microchip Technology                                  3,800      135,000
                                         (a)Novellus Systems                                      1,600      131,000
                                         (a)Parametric Technology Corp.                           2,200       99,000
                                         (a)Sun Microsystems                                      3,600      116,000
                                            ------------------------------------------------------------------------
                                                                                                           1,499,000
                                            ------------------------------------------------------------------------
                                            TOTAL INVESTMENTS AND
                                               NET ASSETS--100%
                                            (Cost: $6,741,000)                                            $7,643,000

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $6,741,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $1,039,000, the gross unrealized depreciation was $137,000 and the net unrealized appreciation on investments was $902,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $6,741,000)                                              $7,643,000
--------------------------------------------------------------------------
Cash                                                               152,000
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  30,000
--------------------------------------------------------------------------
  Investments sold                                                  15,000
--------------------------------------------------------------------------
  Dividends                                                          5,000
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 7,845,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            193,000
--------------------------------------------------------------------------
  Management fee                                                     3,000
--------------------------------------------------------------------------
  Distribution services fee                                          2,000
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,000
--------------------------------------------------------------------------
  Trustees' fees and other                                           3,000
--------------------------------------------------------------------------
    Total liabilities                                              202,000
--------------------------------------------------------------------------
NET ASSETS                                                      $7,643,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $6,724,000
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      17,000
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         902,000
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $7,643,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,474,500 / 209,700 shares outstanding)                         $11.80
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $12.52
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,670,900 / 143,400 shares outstanding)                         $11.66
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,054,300 / 90,300 shares outstanding)                          $11.67
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($2,443,300 / 206,800 shares outstanding)                         $11.81
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997

-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
  Dividends                                                                         $ 35,000
-----------------------------------------------------------------------------------------------
  Interest                                                                             2,000
-----------------------------------------------------------------------------------------------
    Total investment income                                                           37,000
-----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      19,000
-----------------------------------------------------------------------------------------------
  Distribution services fee                                                            8,000
-----------------------------------------------------------------------------------------------
  Administrative services fee                                                          3,000
-----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                               6,000
-----------------------------------------------------------------------------------------------
  Professional fees                                                                    8,000
-----------------------------------------------------------------------------------------------
  Reports to shareholders                                                              1,000
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                             4,000
-----------------------------------------------------------------------------------------------
    Total expenses                                                                    49,000
-----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                  (12,000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                            7,000
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               470,000
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              477,000
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $465,000
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED         FEBRUARY 15 TO
                                                                  MAY 31,         NOVEMBER 30,
                                                                    1997              1996
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                            $  (12,000)         (11,000)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                   7,000           88,000
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             470,000          432,000
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                465,000          509,000
-----------------------------------------------------------------------------------------------
Net equalization credits                                                 --            4,000
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                                 (78,000)              --
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                      2,660,000        3,983,000
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      3,047,000        4,496,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of period                                               4,596,000          100,000
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                    $7,643,000        4,596,000
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on February 15, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $19,000 for the six months ended May 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                            COMMISSIONS
                                                                      COMMISSIONS           ALLOWED BY
                                                                    RETAINED BY ZKDI       ZKDI TO FIRMS
                                                                    ----------------       -------------
                             Six months ended
                             May 31, 1997                                $1,000                5,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS

                             Distribution fees and commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                                                           COMMISSIONS AND
                                                              DISTRIBUTION FEES           DISTRIBUTION FEES
                                                              RECEIVED BY ZKDI          PAID BY ZKDI TO FIRMS
                                                           -----------------------      ---------------------
                             Six months ended
                             May 31, 1997                          $8,000                      13,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                       ASF PAID BY          ASF PAID BY
                                                                    THE FUND TO ZKDI       ZKDI TO FIRMS
                                                                    -----------------      --------------
                             Six months ended
                             May 31, 1997                                $3,000                2,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $3,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $7,003,000

                             Proceeds from sales                       4,419,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS           The following table summarizes the activity in
                            capital shares of the Fund:

                                                                      SIX MONTHS ENDED                     FEBRUARY 15 TO
                                                                        MAY 31, 1997                     NOVEMBER 30, 1996
                                                                ----------------------------         --------------------------
                                                                 SHARES            AMOUNT            SHARES            AMOUNT
                                        SHARES SOLD
                                        Class A                   52,000         $   559,000         162,000         $1,584,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                   44,000             483,000         103,000          1,004,000
                                       ----------------------------------------------------------------------------------------
                                        Class C                   33,000             359,000          76,000            756,000
                                       ----------------------------------------------------------------------------------------
                                        Class I                  279,000           3,146,000         139,000          1,428,000
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    3,000              30,000              --                 --
                                       ----------------------------------------------------------------------------------------
                                        Class B                    2,000              19,000              --                 --
                                       ----------------------------------------------------------------------------------------
                                        Class C                    1,000              14,000              --                 --
                                       ----------------------------------------------------------------------------------------
                                        Class I                    1,000              15,000              --                 --
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                   (3,000)            (29,000)         (9,000)           (99,000)
                                       ----------------------------------------------------------------------------------------
                                        Class B                   (3,000)            (36,000)         (4,000)           (35,000)
                                       ----------------------------------------------------------------------------------------
                                        Class C                  (24,000)           (259,000)             --                 --
                                       ----------------------------------------------------------------------------------------
                                        Class I                 (149,000)         (1,641,000)        (63,000)          (655,000)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    1,000              10,000           1,000              8,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                   (1,000)            (10,000)         (1,000)            (8,000)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                             $ 2,660,000                         $3,983,000
                                       ----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             -------------------------------    -----------------------------------
                                                          CLASS A                             CLASS B
                                             -------------------------------    -----------------------------------
                                                                 FEBRUARY 15                       FEBRUARY 15
                                              SIX MONTHS ENDED        TO        SIX MONTHS ENDED        TO
                                                  MAY 31,        NOVEMBER 30,       MAY 31,        NOVEMBER 30,
                                                    1997             1996             1997             1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.12            9.50            11.04             9.50
-----------------------------------------------------------------------------    ----------------------------------
Income from investment operations:
  Net investment income (loss)                         --              --             (.04)            (.04)
-----------------------------------------------------------------------------    ----------------------------------
  Net realized and unrealized gain                    .87            1.62              .85             1.58
-----------------------------------------------------------------------------    ----------------------------------
Total from investment operations                      .87            1.62              .81             1.54
-----------------------------------------------------------------------------    ----------------------------------
Less distribution from net realized gain              .19              --              .19               --
-----------------------------------------------------------------------------    ----------------------------------
Net asset value, end of period                     $11.80           11.12            11.66            11.04
-----------------------------------------------------------------------------    ----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        7.99%          17.05             7.49            16.21
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
Expenses                                             1.20%           1.48             2.13             2.32
-----------------------------------------------------------------------------    ----------------------------------
Net investment loss                                  (.05)%          (.16)            (.98)           (1.00)
-----------------------------------------------------------------------------    ----------------------------------


                                              ------------------------------    -----------------------------------
                                                          CLASS C                             CLASS I
                                              ------------------------------    -----------------------------------
                                                                 FEBRUARY 15                       SEPTEMBER 9
                                              SIX MONTHS ENDED        TO        SIX MONTHS ENDED        TO
                                                  MAY 31,        NOVEMBER 30,       MAY 31,        NOVEMBER 30,
                                                    1997             1996             1997             1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.05            9.50            11.14             9.67
-----------------------------------------------------------------------------    ----------------------------------
Income from investment operations:
  Net investment income (loss)                       (.04)           (.04)              --               --
-----------------------------------------------------------------------------    ----------------------------------
  Net realized and unrealized gain                    .85            1.59              .86             1.47
-----------------------------------------------------------------------------    ----------------------------------
Total from investment operations                      .81            1.55              .86             1.47
-----------------------------------------------------------------------------    ----------------------------------
Less distribution from net realized gain              .19              --              .19               --
-----------------------------------------------------------------------------    ----------------------------------
Net asset value, end of period                     $11.67           11.05            11.81            11.14
-----------------------------------------------------------------------------    ----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        7.49%          16.32             7.88            15.20
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
Expenses                                             2.01%           2.33             1.29             1.08
-----------------------------------------------------------------------------    ----------------------------------
Net investment loss                                  (.86)%         (1.01)            (.14)            (.05)
-----------------------------------------------------------------------------    ----------------------------------


-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
                                                                                 FEBRUARY 15
                                                              SIX MONTHS ENDED        TO
                                                                  MAY 31,        NOVEMBER 30,
                                                                    1997             1996
-------------------------------------------------------------------------------------------------
Net assets at end of period                                      $7,643,000       4,596,000
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                    132%             72
-------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended May 31,
1997 and the period ended November 30, 1996 were $.0596 and $.0555, respectively.
-------------------------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges.

(a) ZKI agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                 OFFICERS

STEPHEN B. TIMBERS                       DANIEL J. BUKOWSKI
President and Trustee                    Vice President

DAVID W. BELIN                           CHARLES R. MANZONI, JR.
Trustee                                  Vice President

LEWIS A. BURNHAM                         JOHN E. NEAL
Trustee                                  Vice President

DONALD L. DUNAWAY                        STEVEN H. REYNOLDS
Trustee                                  Vice President

ROBERT B. HOFFMAN                        PHILIP J. COLLORA
Trustee                                  Vice President
                                         and Secretary
DONALD R. JONES
Trustee                                  JEROME L. DUFFY
                                         Treasurer
DOMINIQUE P. MORAX
Trustee                                  ELIZABETH C. WERTH
                                         Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL
                                VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                                ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                                INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                                ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER
                                ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund prospectus.

KQEF - 3 (7/97)   1034760
Printed in the U.S.A.                                              [KEMPER LOGO]